SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 24, 1997
                                                          (July 24, 1997)

                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
        (State or other jurisdiction   (Commission     (IRS Employer
        of incorporation)              File Number)   Identification No.)



       777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
      (Address of principal executive offices)                (Zip Code)



          Registrant's telephone number, including area code..(415) 312-3000


                -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events


Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press Release issued on July 24, 1997 by Franklin Resources, Inc.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FRANKLIN RESOURCES, INC.
                              (Registrant)


Date: July 24, 1997            /s/ Leslie M. Kratter
                               LESLIE M. KRATTER
                               Vice President

                                   Exhibits


          A.   Press Release issued on July 24, 1997 by Franklin Resources, Inc.

FROM        Franklin Resources, Inc.
            Public Relations: Holly Gibson 415/312-4701
            Investor Relations: Alex Peters 415/312-6521

            Rubenstein Associates, Inc. Public Relations
            Contact: David Sternstein 212/843-8053

                                                For Immediate Release

          Franklin Resources Announces Third Fiscal Quarter Results

      San Mateo, CA, July 24, 1997 -- Franklin Resources, Inc. (NYSE:BEN) today reported net income for the third fiscal quarter was $111.2 million, 37% above the 1996 fiscal third quarter and 10% above the previous record of $101.4 million for the fiscal second quarter ended March 31, 1997. Fully diluted earnings per share for the quarter ended June 30, 1997 were $0.88 compared with $0.65 a year ago and $0.80 for the preceding quarter1 . Operating revenues for the period were $577.9 million compared to $395.4 million a year ago and $521.9 million for the preceding quarter.

      Assets under management by the Company's subsidiaries were $208.8 billion, which included $24.9 billion managed by Franklin Mutual Advisers, Inc., compared with $147.6 billion this time last year and $189.9 billion in the preceding quarter. Quarterly average assets under management during the quarter were $198.2 billion compared with $144.7 billion last year, and $186.8 billion in the preceding quarter.

      Net income for the nine months was $308.8 million compared to $230.2 million for the same period a year ago. Fully diluted earnings per share were $2.44 per share compared to $1.84 per share a year ago1. Operating revenues for the nine months were $1.5 billion compared to $1.1 billion a year ago.

      Average fully diluted shares outstanding for the quarter were 126.4 million as compared to 125.0 million a year ago and 126.5 million for the previous quarter1.

      Franklin's headquarters are located at 777 Mariners Island Blvd., San Mateo, CA 94404.

--------
1 All prior period amounts have been restated to reflect a three-for-two stock dividend paid on January 15, 1997.

FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data.)                   Three months ended     Nine months ended
                                             June 30               June 30
                                     -------------------------------------------
                                        1997        1996        1997       1996

Operating revenues:
Investment management fees            $343,271    $228,291   $927,211  $646,435
Underwriting and distribution fees     195,744     143,649    512,515   415,595
Shareholder servicing fees              36,614      22,911     90,239    65,758
Banking/finance, net & other             2,223         551      9,802     4,029
                                   ---------------------------------------------
Total operating revenues               577,852     395,402  1,539,767 1,131,817
                                   ---------------------------------------------

Operating expenses:
Underwriting and distribution          209,644     144,137    536,729   409,369
Employee related                       115,476      85,710    321,830   244,298
General and administrative              60,432      35,670    160,861   105,258
Advertising and promotion               28,144      18,118     70,216    50,929
Amortization of intangibles              8,931       4,529     25,333    13,900
                                   ---------------------------------------------
Total operating expenses               422,627     288,164  1,114,969   823,754
                                   ---------------------------------------------

Operating income                       155,225     107,238    424,798   308,063
                                   ---------------------------------------------

Other income (expense):
Investment and other income              8,784      16,611     34,479    37,265
Interest expense                        (5,735)     (2,782)   (19,664)   (8,824)
                                   ---------------------------------------------
Other income (expense), net              3,049      13,829     14,815    28,441
                                   ---------------------------------------------

Income before taxes on income          158,274     121,067    439,613   336,504
Taxes on income                         47,086      40,001    130,785   106,275
                                   ---------------------------------------------
Net income                            $111,188     $81,066   $308,828  $230,229
                                   =============================================

Earnings per share1:
     Primary                             $0.88       $0.65      $2.44     $1.84
     Fully diluted                       $0.88       $0.65      $2.44     $1.84

Dividends per share1:                    $0.08       $0.07      $0.24     $0.21

Average shares outstanding
 (in thousands) 1:
     Primary                           126,359     124,548    126,620   124,853
     Fully diluted                     126,380     125,048    126,642   125,282

Assets under management
 (in millions):
     End of period                    $208,811    $147,604   $208,811  $147,604
     Average for period               $198,174    $144,653   $183,728  $138,626



--------
1 All prior period amounts have been restated to reflect a three-for-two stock dividend paid on January 15, 1997.

FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data.)                                     For the three months ended
                                    30-Jun-97       31-Mar-97      31-Dec-96     30-Sep-96      30-Jun-96
                                  --------------------------------------------------------------------------


Operating revenues:
Investment management fees              $343,271        $308,266      $275,674       $237,344      $228,291
Underwriting and distribution fees       195,744         180,285       136,486        129,444       143,649
Shareholder servicing fees                36,614          28,797        24,828         22,957        22,911
Banking/finance, net & other               2,223           4,528         3,051          1,006           551
                                  --------------------------------------------------------------------------
Total operating revenues                 577,852         521,876       440,039        390,751       395,402
                                  --------------------------------------------------------------------------

Operating expenses:
Underwriting and distribution            209,644         184,167       142,918        132,990       144,137
Employee related                         115,476         106,783        99,571         80,837        85,710
General and administrative                60,432          54,439        45,990         42,705        35,670
Advertising and promotion                 28,144          23,406        18,666         20,726        18,118
Amortization of intangibles                8,931           9,057         7,345          4,448         4,529
                                  --------------------------------------------------------------------------
Total operating expenses                 422,627         377,852       314,490        281,706       288,164
                                  --------------------------------------------------------------------------

Operating income                         155,225         144,024       125,549        109,045       107,238
                                  --------------------------------------------------------------------------

Other income (expense):
Investment and other income                8,784           6,087        19,608         13,193        16,611
Interest expense                          (5,735)         (5,756)       (8,173)        (2,512)       (2,782)
                                  --------------------------------------------------------------------------
Other income (expense), net                3,049             331        11,435         10,681        13,829
                                  --------------------------------------------------------------------------

Income before taxes on income            158,274         144,355       136,984        119,726       121,067
Taxes on income                           47,086          42,944        40,755         35,225        40,001
                                  --------------------------------------------------------------------------
Net income                              $111,188        $101,411       $96,229        $84,501       $81,066
                                  ==========================================================================

Earnings per share1:
     Primary                               $0.88           $0.80         $0.76          $0.68         $0.65
     Fully diluted                         $0.88           $0.80         $0.76          $0.67         $0.65

Dividends per share1:                      $0.08           $0.08         $0.08          $0.07         $0.07

Average shares outstanding
 (in thousands) 1:
     Primary                             126,359         126,487       125,794        124,967       124,548
     Fully diluted                       126,380         126,507       125,801        125,418       125,048

Assets under management
 (in millions):
     End of period                      $208,811        $189,901      $180,912       $151,552      $147,604
     Average for period                 $198,174        $186,759      $166,250       $148,434      $144,653



--------
1 All prior period amounts have been restated to reflect a  three-for-two  stock dividend paid on January 15, 1997.


Assets Under Management


(In billions)                      30-Jun-931-Mar-9731-Dec-930-Sep-9630-Jun-96
-----------------------------------------------------------------------------

Franklin Templeton Group:
    Fixed income funds:
      Tax-free                       $44.4    $43.1   $43.2    $42.5   $41.7

      US government fixed income
         (primarily GNMA's)           14.7     15.2    15.6     15.6    15.5

      Taxable and tax-free money
        funds                          3.0      3.2     2.9      2.8     2.8
      Global/international fixed
        income                         3.5      2.9     3.0      2.9     2.9
-----------------------------------------------------------------------------

                                      65.6     64.4    64.7     63.8    62.9
-----------------------------------------------------------------------------

    Equity/income funds:
      Global/international equity
                                      67.9     58.0    52.5     47.2    45.3
      US equity/income                46.8     41.7    39.8     19.2    18.8

-----------------------------------------------------------------------------

                                     114.7     99.7    92.3     66.4    64.1
-----------------------------------------------------------------------------

      Total Franklin Templeton
       fund assets                   180.3    164.1   157.0    130.2   127.0

    Franklin Templeton
      institutional assets            28.5     25.8    23.9     21.4    20.6
-----------------------------------------------------------------------------

=============================================================================
    Total Franklin Templeton Group  $208.8   $189.9  $180.9   $151.6  $147.6
=============================================================================

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